                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 16, 2002

                          AMERICAN ENERGY PARTNERS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                333-52812                  74-2945581
         (State or other          (Commission File            (IRS Employer
         Identification No)         jurisdiction)               Number)

                   310 Kitty Hawk Rd. Universal City, Tx.76068
                    (Address of principal executive offices)

                                  210-566-7327
                           (Issuer's telephone number)

                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events

                UNANIMOUS CONSENT OF THE SOLE DIRECTOR IN LIEU OF A
                  SPECIAL MEETING OF THE BOARD OF DIRECTORS OF

                            AMERICAN ENERGY PARTNERS INC.

                                July 16, 2002

The undersigned, being the sole member of the Board of Directors of American
Energy Partners Inc. (the "Corporation"), hereby consents to the adoption of the following Resolutions, pursuant to the provisions of Delaware General
Corporation Law. RESOLVED, THAT the Board of Directors of American Energy
Partners Inc., authorize (the "Corporation"), to change the name of (the
Corporation"), to American Energy Production Inc.

RESOLVED FURTHER, that (the "Corporation"),in an agreement with OTCBB, the
Company will not have to change the trading symbol(AMEP). Also, Standard and
Poor's will not issue a new cusip number.

RESOLVED FUTHER, that the Board of Directors authorizes American Energy
Production Inc., to file all necessary forms with the SEC, NASDAQ, AND the State of Delaware to facilitate the name change of (the "Corporation").

EXECUTED:  7-16-02

By: Charles Bitters
    Sole Director

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the under signed, there unto duly authorized.

                                   American Energy Production Inc.
                                   ----------------------------
                                   (Registrant)

                                   /s/ Charles Bitters
                                   -----------------------------
                                   Charles Bitters
                                   Sole Director